UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2006
(February 21, 2006)

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Brown Shoe Company, Inc. announced today that members of its executive management team will be speaking with investors on February 22, 2006, at the Wachovia Consumer Growth Conference in Florida. The slide presentation for use in conjunction with this presentation is furnished as Exhibit 99.1 hereto and incorporated herein by reference and is available on the Company’s website: http://phx.corporate-ir.net/phoenix.zhtml?c=101899&p=irol-audioArchives or directly from Wachovia at: http://wsw.com/webcast/wa32/bws/, although the Company reserves the right to discontinue its availability at any time.

Members of Brown Shoe Company, Inc.'s executive management team will hold a webcast of its conference call to discuss its fourth quarter and year-end results on March 2 at 9:00 a.m. Eastern Time. While the question-and-answer session of the call will be limited to institutional analysts and investors, retail brokers and individual investors are invited to attend via a webcast at www.earnings.com (at the website, type in the BWS ticker symbol to locate the broadcast) or go to www.brownshoe.com/investor, although the Company reserves the right to discontinue its availability at any time.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

(c) Exhibit

Exhibit Number	Description of Exhibits
99.1	Slide Presentation for Wachovia Consumer Growth Conference

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: February 20, 2006	/s/ Michael I. Oberlander
Michael I. Oberlander
Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Slide Presentation for Wachovia Consumer Growth Conference